SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 2, 2012

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500

Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)

(704) 731-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2012, the shareholders of EnPro Industries, Inc. (the “Company”) voted to approve an amendment and restatement of the EnPro Industries, Inc. Amended and Restated 2002 Equity Compensation Plan (the “Equity Plan”) and also to approve the EnPro Industries, Inc. Senior Executive Annual Performance Plan (the “Annual Plan”) and the EnPro Industries, Inc. Long-term Incentive Plan (the “LTIP”). Descriptions of the Equity Plan, the Annual Plan, and the LTIP are included on pages 50 to 67 of the Company’s definitive proxy statement for the annual meeting of shareholders held on May 2, 2012, filed with the Securities and Exchange Commission on March 20, 2012, which descriptions are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Company held its 2012 annual meeting of shareholders on May 2, 2012.

(b) The following sets forth the voting results on each of the matters voted upon at the annual meeting:

Proposal 1. Election of Directors

Each of the following individuals was elected as a director at the annual meeting.

Nominee	No. of Votes “For”	No. of Votes “Withheld”	No. of Broker Non-votes

Peter C. Browning	13,783,672	4,215,170	1,745,961

B. Bernard Burns, Jr.	16,404,140	1,594,702	1,745,961

Diane C. Creel	16,973,771	1,025,071	1,745,961

Gordon D. Harnett	15,970,945	2,027,897	1,745,961

David L. Hauser	16,977,280	1,021,562	1,745,961

Stephen E. Macadam	17,509,918	488,924	1,745,961

Wilbur J. Prezzano, Jr.	15,522,664	2,476,178	1,745,961

Kees van der Graaf	17,864,865	133,977	1,745,961

Proposal 2. Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the annual meeting

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes

11,337,640	6,640,457	20,745	1,745,961

Proposal 3. Approval of an amendment and restatement of the Equity Plan

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes

17,353,147	627,409	18,286	1,745,961

Proposal 4 Approval of the Annual Plan

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes

17,411,733	547,078	40,031	1,745,961

Proposal 5. Approval of the LTIP

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes

17,428,914	552,958	16,970	1,745,961

Proposal 6. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2012

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes

19,455,994	281,722	7,087	0

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1	EnPro Industries, Inc. Amended and Restated 2002 Equity Compensation Plan (incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A dated March 20, 2012 filed by EnPro Industries, Inc. (File No. 001-31225))

Exhibit 10.2	EnPro Industries, Inc. Senior Executive Annual Performance Plan (incorporated by reference to Appendix B to the Proxy Statement on Schedule 14A dated March 20, 2012 filed by EnPro Industries, Inc. (File No. 001-31225))

Exhibit 10.3	EnPro Industries, Inc. Long-term Incentive Plan (incorporated by reference to Appendix C to the Proxy Statement on Schedule 14A dated March 20, 2012 filed by EnPro Industries, Inc. (File No. 001-31225))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2012

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	EnPro Industries, Inc. Amended and Restated 2002 Equity Compensation Plan (incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A dated March 20, 2012 filed by EnPro Industries, Inc. (File No. 001-31225))

10.2	EnPro Industries, Inc. Senior Executive Annual Performance Plan (incorporated by reference to Appendix B to the Proxy Statement on Schedule 14A dated March 20, 2012 filed by EnPro Industries, Inc. (File No. 001-31225))

10.3	EnPro Industries, Inc. Long-term Incentive Plan (incorporated by reference to Appendix C to the Proxy Statement on Schedule 14A dated March 20, 2012 filed by EnPro Industries, Inc. (File No. 001-31225))